Exhibit 10.19

Execution Version

THIRD AMENDMENT

THIRD AMENDMENT, dated as of October 5, 2016 (this “Third Amendment”), among MAUSER HOLDING S.À.R.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having, as of the date hereof, a share capital of €2,000,000 (together with its successors and assigns, the “Parent Borrower” or the “Borrower Representative”), MAUSER US CORPORATE, LLC, a Delaware limited liability company (f/k/a CD&R Millennium US Acquico LLC), MAUSER CORPORATE GMBH, a German limited liability company (Gesellschaft mit beschränkter Haftung), MAUSER HOLDING NETHERLANDS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties hereto as Lenders and the Administrative Agent (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers (as defined in the Credit Agreement (as defined herein)) have entered into that certain First Lien Credit Agreement, dated as of July 31, 2014 (as amended by that First Amendment, dated as of June 24, 2015, that Second Amendment, dated as of March 31, 2016, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Parent Borrower, the other Subsidiary Borrowers (as defined therein) party thereto from time to time, the several Lenders (as defined therein) party thereto from time to time and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”);

WHEREAS, pursuant to and in accordance with Subsection 2.11 of the Credit Agreement, the Borrower Representative has requested that Specified Refinancing Term Loans in an aggregate principal amount of up to €537,000,000 be made available to the Borrowers, and the Tranche D Term Lenders (as defined in Subsection 2(b)(i) hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, (a) that the Tranche D Term Lenders will make Specified Refinancing Term Loans in the form of the Tranche D Term Loans (as defined in Subsection 2(b)(i) hereof), (b) that the proceeds of the Tranche D Term Loans provided by the New Tranche D Term Lenders (as defined in Subsection 2(b)(i) hereof) will be used to repay the Original Initial Euro Term Loans and Tranche C Term Loans that are not exchanged for Tranche D Term Loans pursuant to this Third Amendment and/or to pay fees, costs and expenses incurred in connection with the transactions referred to in this clause (b) and (c) to amend the Credit Agreement to the extent necessary or appropriate, in the opinion of the Borrower Representative and the Administrative Agent, to effect the Incurrence (as defined in the Credit Agreement) of the Tranche D Term Loans; and

WHEREAS, certain Lenders holding Original Initial Euro Term Loans and/or Tranche C Term Loans (each, an “Existing Euro Term Lender” and, collectively, the “Existing Euro Term Lenders”) have elected, and the Borrower Representative has agreed, to exchange (either by exercising a cashless rollover option pursuant to Subsection 4.4(g) of the Credit Agreement or a cash settlement option) their Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement.

(a) The Tranche D Term Loans extended by the New Tranche D Term Lenders shall be deemed to be “Specified Refinancing Term Loans”, the New Tranche D Term Lenders shall be deemed to be “Specified Refinancing Lenders”, the Tranche D Term Loans representing the Original Initial Term Loans and the Tranche C Term Loans exchanged by the Existing Term Lenders shall be deemed to be “Rollover Indebtedness” and this Third Amendment shall be deemed to be a “Specified Refinancing Amendment” and a “First Lien Loan Document” or “Loan Document”, in each case, for all purposes of the Credit Agreement, as amended by this Third Amendment (the “Amended Agreement”), and the other First Lien Loan Documents. The Borrower Representative and the Administrative Agent hereby consent, pursuant to Subsections 11.6(b)(i) and 2.11(b) of the Credit Agreement, to the inclusion as an “Additional Specified Refinancing Lender” of each Tranche D Term Lender that is party to this Third Amendment that is not an existing Lender, an Affiliate of an existing Lender or an Approved Fund.

(b)	Subsection 1.1 of the Credit Agreement is hereby amended as follows:

(i)	by adding the following new definitions, to appear in proper alphabetical order:

“Exchanging Lender”: as defined in Subsection 2.1(f).

“Existing Euro Term Lenders”: those Lenders holding an Original Initial Euro Term Loan and/or a Tranche C Term Loan immediately prior to the Third Amendment Effective Date.

“New Tranche D Term Lenders”: as defined in Subsection 2.1(f).

“Non-Exchanging Lender”: as defined in Subsection 2.1(f).

“Third Amendment”: the Third Amendment, dated as of October 5, 2016, by and among the Borrowers, the Tranche D Term Lenders and the Administrative Agent.

“Third Amendment Effective Date”: as defined in Section 3 of the Third Amendment.

“Tranche D Effective Date Transactions”: (i) the entry into the Third Amendment, (ii) the Incurrence of the Tranche D Term Loans, (iii) the repayment of the Original Initial Euro Term Loans and the Tranche C Term Loans, in each case held by the Non-Exchanging Lenders, and (iv) all other transactions relating to any of the foregoing (including payment of fees and expenses related to any of the foregoing).

“Tranche D Term Lender”: any Lender having a Tranche D Term Loan Commitment and/or a Tranche D Term Loan outstanding hereunder.

“Tranche D Term Loan”: as defined in Subsection 2.1(f).

“Tranche D Term Loan Commitment”: as to any Lender, its obligation to make Tranche D Term Loans to the Borrowers pursuant to Subsection 2.1(f) in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A-3 under the heading “Tranche D Term Loan Commitment”; collectively, as to all the Lenders, the “Tranche D Term Loan Commitments.” The original aggregate amount of the Tranche D Term Loan Commitments on the Third Amendment Effective Date is €537,000,000.

(ii)	by amending the definition of “Applicable Margin” by (x) deleting the word “and” immediately before subclause (g) in the first sentence thereof and inserting “,” in lieu thereof, and (y) adding the words “and (h) Tranche D Term Loans, 3.25% per annum” immediately after the words “4.50% per annum” in subclause (g) thereof.

(iii)	by amending and restating the definition of “Facility” as follows:

““Facility”: each of (a) the Initial Dollar Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Dollar Term Loan Facility”), (b) the Initial Euro Term Loan Commitments and the Extensions of Credit made thereunder (the “Initial Euro Term Loan Facility” and, together with the Initial Dollar Term Loan Facility, the “Initial Term Loan Facility”), (c) the Initial Acquisition / Capex Commitments and the Extensions of Credit made thereunder (the “Initial Acquisition / Capex Facility”), (d) the Initial Revolving Commitments and the Extensions of Credit made thereunder, (e) Incremental Term Loans of the same Tranche (other than Tranche B Term Loans and Tranche C Term Loans), (f) Incremental Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, (g) any Extended Term Loans of the same Extension Series, (h) any Extended Revolving Commitments of the same Extension Series and Extensions of Credit made thereunder, (i) any Specified Refinancing Term Loans of the same Tranche (other than Tranche D Term

Loans), (j) any Extended Acquisition / Capex Commitments of the same Extension Series and Extensions of Credit made thereunder, (k) any Specified Refinancing Acquisition / Capex Loans of the same Tranche and (l) any Specified Refinancing Revolving Commitments of the same Tranche and Extensions of Credit made thereunder and, collectively, the “Facilities.””

(iv)	by amending and restating the definition of “Initial Euro Term Loan Commitment” as follows:

““Initial Euro Term Loan Commitment”: as to any Lender, the Original Initial Euro Term Loan Commitment (if any), the Tranche C Term Loan Commitment (if any) and the Tranche D Term Loan Commitment (if any) of such Lender and, collectively, as to all the Lenders, the “Initial Euro Term Loan Commitments.””

(v)	by amending and restating the definition of “Initial Euro Term Loan” as follows:

““Initial Euro Term Loan”: collectively, the Original Initial Euro Term Loans, the Tranche C Term Loans and the Tranche D Term Loans.”

(vi)	by amending and restating the definition of “Initial Term Loan” as follows:

““Initial Term Loan”: collectively, the Initial Dollar Term Loans, the Original Initial Euro Term Loans, the Tranche B Term Loans, the Tranche C Term Loans and the Tranche D Term Loans.”

(vii)	by amending and restating the definition of “Initial Term Loan Commitment” as follows:

““Initial Term Loan Commitment”: as to any Lender, the Original Initial Euro Term Loan Commitment (if any), the Original Initial Dollar Term Loan Commitment (if any), the Tranche B Term Loan Commitment (if any), the Tranche C Term Loan Commitment (if any) and the Tranche D Term Loan Commitment (if any).”

(viii)	by amending and restating the definition of “Other Representatives” as follows:

““Other Representatives”: Credit Suisse Securities (USA) LLC, in its capacity as Joint Lead Arranger, Joint Bookrunner and Tranche B Lead Arranger, Credit Suisse AG, London Branch, in its capacity as Tranche C Lead Arranger and Tranche D Lead Arranger, Barclays Bank PLC, in its capacity as Joint Lead Arranger and Joint Bookrunner, BNP Paribas Fortis SA/NV, in its capacity as Joint Lead Arranger and Joint Bookrunner, ING Capital LLC, in its capacity as Joint Lead Arranger and Joint Bookrunner, Natixis, New York Branch, in its capacity as Joint Lead Arranger and Joint Bookrunner, and Nomura Securities International, Inc., in its capacity as Joint Lead Arranger and Joint Bookrunner.”

(ix)	by amending and restating the definition of “Tranche” as follows:

““Tranche”: (i) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Dollar Term Loans or Original Initial Dollar Term Loan Commitments, (2) Tranche B Term Loans or Tranche B Term Loan Commitments, (3) Original Initial Euro Term Loans or Original Initial Euro Term Loan Commitments, (4) Tranche C Term Loans or Tranche C Term Loan Commitments, (5) Tranche D Term Loans or Tranche D Term Loan Commitments, (6) Incremental Loans or Incremental Term Loan Commitments, with the same terms and conditions made on the same day, and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche B Term Loans and Tranche B Term Loan Commitments and Tranche C Term Loans and Tranche C Term Loan Commitments), (7) Extended Term Loans (of the same Extension Series), (8) Specified Refinancing Term Loan Facilities, with the same terms and conditions made on the same day, and any Supplemental Term Loans added to such Tranche pursuant to Subsection 2.8 (excluding Tranche D Term Loans and Tranche D Term Loan Commitments), (9) Initial Acquisition / Capex Loans or Initial Acquisition Capex Commitments, (10) Extended Acquisition / Capex Loans (of the same Extension Series) or (11) Specified Refinancing Acquisition / Capex Facilities, with the same terms and conditions made on the same day, and any Supplemental Acquisition / Capex Loans added to such Tranche pursuant to Subsection 2.8, and (ii) with respect to Revolving Loans or commitments, refers to whether such Revolving Loans or commitments are (1) Initial Revolving Commitments or Initial Revolving Loans, (2) Incremental Revolving Commitments or Incremental Revolving Loans with the same terms and conditions made on the same day and any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8, (3) Extended Revolving Loans or Extended Revolving Commitments (of the same Extension Series) or (4) Specified Refinancing Revolving Facilities, with the same terms and conditions made on the same day, and any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to Subsection 2.8.”

(c) Subsection 2.1 of the Credit Agreement is hereby amended by inserting the following as new clause (f) thereof:

“(f) (i) Subject to the terms and conditions hereof, each Lender listed on Schedule A-3 under the subheading “New Tranche D Term Loan Commitments” attached hereto (the “New Tranche D Term Lenders”) agrees to make, in Euros, in a single draw on the Third Amendment Effective Date, one or more term loans (each, a “Tranche D Term Loan” and, collectively, the “Tranche D Term Loans”) to the Borrowers (on a joint and several basis as between the Borrowers) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule A-3.

(ii) Subject to the terms and conditions hereof, on the Third Amendment Effective Date, upon execution of the Third Amendment by an Existing Euro Term Lender and the indication on such Lender’s signature page that such Existing Euro Term Lender elects to exchange, through a cashless rollover or a cash settlement as specified on such signature page, all of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans (each such Existing Euro Term Lender, an “Exchanging Lender,” and each Existing Euro Term Lender other than an Exchanging Lender, a “Non-Exchanging Lender”), the amount of Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Exchanging Lender (or such lesser amount allocated to such Lender by the Administrative Agent) shall be exchanged for Tranche D Term Loans. For the avoidance of doubt, such Tranche D Term Loans held by an Exchanging Lender shall constitute “Rollover Indebtedness” for all purposes under this Agreement.

(iii) Except as hereinafter provided, the Tranche D Term Loans shall be incurred and maintained as Eurodollar Loans.

(iv) Once repaid, Tranche D Term Loans incurred hereunder may not be reborrowed. On the Third Amendment Effective Date (after giving effect to the incurrence of Tranche D Term Loans on such date), the Tranche D Term Loan Commitment of each Tranche D Term Lender shall terminate.”

(d) Subsection 2.2 of the Credit Agreement is hereby amended as follows:

(i) by amending and restating clause (a) thereof as follows:

“(a) The Borrowers agree that, upon the request to the Administrative Agent by any Lender made on or prior to the Closing Date (in the case of requests relating to Loans other than the Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans), the First Amendment Effective Date (in the case of requests relating to the Tranche B Term Loans), the Second Amendment Effective Date (in the case of requests relating to the Tranche C Term Loans) or the Third Amendment Effective Date (in the case of requests relating to the Tranche D Term Loans) or in connection with any assignment pursuant to Subsection 11.6(b), in order to evidence such Lender’s Loan, the Borrowers will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1 or A-2, as applicable (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note”), in each case with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to Subsection 11.6(b)) by such Lender to the Borrowers. Each Note shall be dated the Closing Date; provided, that each Note in respect of a Tranche B Term Loan shall be dated the First Amendment Effective Date, that each Note in respect of a Tranche C Term Loan shall be dated the Second Amendment Effective Date and that each Note in respect of a Tranche D Term Loan shall be dated the Third Amendment Effective Date. Each Note shall be payable as provided in Subsections 2.2(b), 2.2(d), 2.2(e) or 2.2(f), as applicable, and provide for the payment of interest in accordance with Subsection 4.1.”

(ii)	by inserting the following as new clause (f) thereof:

“(f) The Tranche D Term Loans of all the Lenders shall be payable in consecutive quarterly installments beginning on December 31, 2016, up to and including the Initial Term Loan Maturity Date (subject to reduction as provided in Subsection 4.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below (together with all accrued interest thereon) opposite the applicable installment dates (or, if less, the aggregate amount of such Tranche D Term Loans then outstanding):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Initial Term Loan Maturity Date	0.25% of the aggregate initial principal amount of the Tranche D Term Loans on the Third Amendment Effective Date

Initial Term Loan Maturity Date	All unpaid aggregate principal amounts of any outstanding Tranche D Term Loans

(e) Subsection 2.3 of the Credit Agreement is hereby amended and restated as follows:

“Procedure for Term Loan Borrowing. The Borrower Representative shall have given the Administrative Agent notice (which notice must have been received by the Administrative Agent prior to 9:00 A.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion), which notice may be revocable at any time prior to funding) one Business Day prior to the Closing Date, the First Amendment Effective Date, the Second Amendment Effective Date or the Third Amendment Effective Date, as applicable, specifying the amount of the Initial Term Loans to be borrowed by each applicable Borrower. Upon receipt of such notice, the Administrative Agent shall promptly notify each applicable Lender thereof. Each Lender having an Initial Term Loan Commitment will make the amount of its pro rata share of the applicable Initial Term Loan Commitments available to the Administrative Agent, in each case for the account of the applicable Borrower or Borrowers at the office of the Administrative Agent specified in Subsection 11.2 prior to 10:00 A.M., Frankfurt time (or, if the time period for the Borrower Representative’s delivery of notice was extended, such later time as agreed to by the Borrower

Representative and the Administrative Agent in its reasonable discretion, but in no event less than one hour following notice), on the Closing Date, the First Amendment Effective Date, the Second Amendment Effective Date or the Third Amendment Effective Date, as applicable, in funds immediately available to the Administrative Agent. The Administrative Agent shall, on such date, make all funds so received available to the Borrowers in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided by the Borrower Representative to (and reasonably acceptable to) the Administrative Agent.”

(i)	Subsection 4.4 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) Optional Prepayment of Term Loans. The Borrowers may at any time and from time to time prepay the Term Loans made to them, in whole or in part, subject to Subsection 4.12, without premium or penalty (except as provided in Subsection 4.5(b)), upon notice by the Borrower Representative to the Administrative Agent prior to 1:00 P.M., New York City time at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Eurodollar Loans), or prior to 12:00 P.M., New York City time on the date of prepayment (in the case of ABR Loans or Reimbursement Obligations) (or such later time as may be agreed by the Administrative Agent in its reasonable discretion). Such notice shall specify, in the case of any prepayment of Term Loans, the applicable Tranche being repaid, and if a combination thereof, the principal amount allocable to each, the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, in each case if a combination thereof, the principal amount allocable to each. Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower Representative (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given and not revoked, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Eurodollar Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to Subsection 4.12. Partial prepayments pursuant to this Subsection 4.4(a) shall be in multiples of, in the case of Loans denominated in Dollars, $1,000,000, or, in the case of Loans denominated in Euro, €1,000,000; provided that, notwithstanding the foregoing, any Term Loan may be prepaid in its entirety. Each prepayment of Initial Term Loans (other than Tranche C Term Loans and Tranche D Term Loans) pursuant to this Subsection 4.4(a) made on or prior to the twelve-month anniversary of the First Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing

Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b). Each prepayment of Tranche C Term Loans pursuant to this Subsection 4.4(a) made on or prior to the six-month anniversary of the Second Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b). Each prepayment of Tranche D Term Loans pursuant to this Subsection 4.4(a) made on or prior to the six-month anniversary of the Third Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction shall be accompanied by the payment of the fee required by Subsection 4.5(b).”

(f) Subsection 4.5 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) If on or prior to (i) the first anniversary of the First Amendment Effective Date (in the case of Initial Term Loans other than Tranche C Term Loans and Tranche D Term Loans), (ii) the six-month anniversary of the Second Amendment Effective Date (in the case of Tranche C Term Loans) or (iii) the six-month anniversary of the Third Amendment Effective Date (in the case of Tranche D Term Loans) any Borrower makes an optional prepayment in full of such Loans in an amount equal to the Net Cash Proceeds received by the Parent Borrower or any Restricted Subsidiary from its incurrence of new Indebtedness under first lien secured bank financing in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each Lender, a prepayment premium of 1.0% of the aggregate principal amount of such Loans being prepaid. If, on or prior to (i) the first anniversary of the First Amendment Effective Date (in the case of Initial Term Loans other than Tranche C Term Loans and Tranche D Term Loans), (ii) the six-month anniversary of the Second Amendment Effective Date (in the case of Tranche C Term Loans) or (iii) the six-month anniversary of the Third Amendment Effective Date (in the case of Tranche D Term Loans) any Lender is replaced pursuant to Subsection 11.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under Subsection 11.6(g) to replace such Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Subsection 2.10(e) or 11.1(g)) shall receive a fee equal to 1.0% of the principal amount of such Loans of such Lender assigned to a replacement Lender pursuant to Subsection 2.10(e) or 11.1(g).”

(g) Subsection 5.16 of the Credit Agreement is hereby amended as follows:

(i)	by deleting the word “and” immediately before subclause (iv) in the first sentence thereof and inserting “,” in lieu thereof; and

(ii)	by adding the words “and (v) in the case of the Tranche D Term Loans, to repay the Original Initial Euro Term Loans and Tranche C Term Loans that are not exchanged for Tranche D Term Loans pursuant to the Third Amendment and/or to pay fees, costs and expenses incurred in connection with the transactions referred to in this subclause (v).”

(h) Subsection 11.2 of the Credit Agreement is hereby amended by deleting the reference to “Schedule A and A-1” in clause (a) thereof and replacing it with “Schedules A, A-1, A-2 and A-3”.

(i) Exhibit N to the Credit Agreement is hereby amended by deleting each reference to “[Initial [Dollar] [Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and replacing it with “[Initial [Dollar] [Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans][Tranche D Term Loans]”.

(j) Exhibit O to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans][Tranche D Term Loans]” and

(ii)	by replacing the words “[€[•] of Original Initial Euro Term Loans] [€[•] of Tranche C Term Loans]” with the words “[€[•] of Original Initial Euro Term Loans] [€[•] of Tranche C Term Loans] [€[•] of Tranche D Term Loans]”.

(k) Exhibit P to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans][Tranche D Term Loans]” and

(ii)	by replacing the words “[Original Initial Euro Term Loans - €[•]] [Tranche C Term Loans - €[•]]” with the words “[Original Initial Euro Term Loans - €[•]] [Tranche C Term Loans - €[•]] [Tranche D Term Loans - €[•]]”.

(l) Exhibit Q to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans][Tranche D Term Loans]” and

(ii)	by replacing the words “[€[•] of Original Initial Euro Term Loans] [€[•] of Tranche C Term Loans]” with the words “[€[•] of Original Initial Euro Term Loans] [€[•] of Tranche C Term Loans] [€[•] of Tranche D Term Loans]”.

(m) Exhibit R to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans][Tranche D Term Loans]” and

(ii)	by replacing the words “[Original Initial Euro Term Loans - €[•]] [Tranche C Term Loans - €[•]]” with the words “[Original Initial Euro Term Loans - €[•]] [Tranche C Term Loans - €[•]] [Tranche D Term Loans - €[•]]”.

(n) Exhibit S to the Credit Agreement is hereby amended by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans][Tranche D Term Loans]”.

(o) Exhibit T to the Credit Agreement is hereby amended as follows:

(i)	by deleting each reference to “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans]” and replacing it with “[Initial [Dollar][Euro] Term Loans][Tranche B Term Loans][Tranche C Term Loans][Tranche D Term Loans]” and

(ii)	by replacing the words “[Original Initial Euro Term Loans - €[•]] [Tranche C Term Loans - €[•]]” with the words “[Original Initial Euro Term Loans - €[•]] [Tranche C Term Loans - €[•]] [Tranche D Term Loans - €[•]]”.

(p) The Schedules to the Credit Agreement are hereby amended by adding Annex I hereto as new Schedule A-3.

(q) Each Exchanging Lender hereby waives any right to receive any payments under Subsection 4.12 of the Credit Agreement as a result of the Tranche D Effective Date Transactions. It is understood and agreed that the Parent Borrower, with the consent of the Administrative Agent, may elect on or prior to the Third Amendment Effective Date that the Tranche D Term Loans for which the Original Initial Euro Term Loans and/or Tranche C Term Loans are exchanged be Eurocurrency Loans having an

Interest Period designated by the Parent Borrower, regardless of whether the Third Amendment Effective Date is the last day of an Interest Period with respect to such exchanged Original Initial Euro Term Loans and/or Tranche C Term Loans (which, for the avoidance of doubt, may include Interest Periods of one week or two weeks).

(r) The Parent Borrower hereby agrees that it shall, together with any prepayment of the Original Initial Euro Term Loans and/or Tranche C Term Loans pursuant to this Amendment, pay to the Exchanging Lenders and the Non-Exchanging Lenders, on the Third Amendment Effective Date, accrued and unpaid interest to the Third Amendment Effective Date on the amount of Original Initial Euro Term Loans and/or Tranche C Term Loans prepaid or exchanged pursuant to this Amendment.

SECTION 3. Conditions to Effectiveness of Amendment. The effectiveness of this Third Amendment, including the obligation of each Tranche D Lender to make, or exchange its Original Initial Euro Term Loan and/or a Tranche C Term Loan for, a Tranche D Term Loan, is subject to the satisfaction or waiver of the following conditions (the date of such satisfaction or waiver of such conditions being referred to herein as the “Third Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received the following, each of which shall be originals or facsimiles or “.pdf” or “tiff” files, unless otherwise specified, each dated as of the Third Amendment Effective Date:

(i)	this Third Amendment executed and delivered by a duly authorized officer of each of the Borrowers and each Tranche D Term Lender; and

(ii)	a Note executed by each of the Borrowers in favor of each Tranche D Term Lender that has requested a Note no later than five Business Days prior to the Third Amendment Effective Date.

(b) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions, each in form and substance reasonably satisfactory to the Administrative Agent:

(i)	an executed legal opinion of Debevoise & Plimpton LLP, counsel to the Borrowers and the other Loan Parties;

(ii)	an executed legal opinions of Richards, Layton & Finger, P.A., special Delaware counsel to certain of the Loan Parties;

(iii)	an executed legal opinion of Debevoise & Plimpton LLP, special German counsel to certain of the Loan Parties;

(iv)	an executed legal opinion of Milbank, Tweed, Hadley & McCloy LLP, special German counsel to the Administrative Agent;

(v)	an executed legal opinion of Clifford Chance LLP, special Dutch counsel to certain of the Loan Parties; and

(vi)	an executed legal opinion of Clifford Chance SCS, special Luxembourg counsel to certain of the Loan Parties.

(c) Officer’s Certificate. The Administrative Agent shall have received a certificate from the Parent Borrower, dated the Third Amendment Effective Date, substantially in the form of Exhibit G to the Amended Agreement; and

(d) Fees.

(i)	The Administrative Agent and Credit Suisse AG, London Branch, respectively, shall have received all fees related to the arrangement and structuring of the Tranche D Term Loans and Tranche D Term Loan Commitments payable to them (whether for their own account or the account of the Tranche D Term Lenders) to the extent due.

(ii)	The Administrative Agent, for the ratable benefit of each Tranche D Term Lender as of the Third Amendment Effective Date, shall have received an initial yield payment equal to 0.125% of the aggregate principal amount of the Tranche D Term Loans held by such Lender as of the Third Amendment Effective Date, with such payment to be earned by, and payable to, each such Lender on the Third Amendment Effective Date (which may be offset against the proceeds of the Tranche D Term Loans or may be structured as OID).

(e) Solvency Certificate. The Administrative Agent shall have received a certificate from the chief financial officer (or other comparable officer) of the Parent Borrower certifying the solvency, after giving effect to the Tranche D Effective Date Transactions, of the Parent Borrower in substantially the form of Exhibit H to the Amended Agreement.

(f) Secretary’s Certificate. The Administrative Agent shall have received a certificate from each Borrower, dated the Third Amendment Effective Date, substantially in the form of Exhibit F to the Amended Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence or incumbency (including, but not limited to, a certificate of non-registration of a judicial decision issued by the Luxembourg Register of Commerce and Companies) and the signature of authorized signatories, and Organizational Documents, executed by a Responsible Officer and the Secretary (where applicable) or any Assistant Secretary or other authorized representative.

(g) PATRIOT Act. The Administrative Agent shall have received, at least three calendar days prior to the Third Amendment Effective Date, all documentation and information as is reasonably requested in writing by the Administrative Agent, at least 10 calendar days prior to the Third Amendment Effective Date, about the Loan Parties mutually agreed to be required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT Act.

(h) Borrowing Notice. The Administrative Agent shall have received a notice of such borrowing as required by Subsection 2.3 of the Amended Agreement (or such notice shall have been deemed given in accordance with such Subsection 2.3 of the Amended Agreement).

(i) No Default. No Default or Event of Default shall have occurred and be continuing after giving effect to the making of the Tranche D Term Loans or on the Third Amendment Effective Date.

(j) Representations and Warranties. Each of the representations and warranties made by any Loan Party set forth in Section 4 hereof shall be true and correct in all materials respects on and as of the Third Amendment Effective Date, except to the extent that they relate to a particular date, as if made on and as of such date.

(k) German Security Confirmations. The Administrative Agent shall have received the following German security agreements executed and delivered by a duly authorized officer of each of the companies party to the below agreements:

(i)	Fifth lien confirmation and share pledge over the shares in: (1) Mauser Intermediate Holding GmbH (f/k/a Kairos Drei Vermögensverwaltungs GmbH); (2) Mauser Corporate GmbH (f/k/a Kairos Vier Vermögensverwaltungs GmbH); (3) Mauser Industriebeteiligungen GmbH; (4) Mauser Industrieverpackungen GmbH; (5) Milwaukee Finance GmbH; (6) Mauser Beteiligungs-GmbH; (7) Mauser-Werke GmbH, and (8) Mauser Holding International GmbH, DRUMNET GmbH, Mauser Maschinentechnik GmbH, Mauser International Packaging Institute GmbH, NCG Buchtenkirchen GmbH and NCG Europe GmbH;

(ii)	Fifth lien confirmation and pledge over intercompany loan claims by Mauser Holding S.à r.l. (f/k/a CD&R Millennium Holdco 6 S.à r.l.); and

(iii)	Fifth lien confirmation and pledge over intercompany loan claims by Mauser Industrieverpackungen GmbH.

The making of, or exchange of an Original Initial Euro Term Loan and/or a Tranche C Term Loan for, the Tranche D Term Loans by the Tranche D Term Lenders shall conclusively be deemed to constitute an acknowledgment by the Administrative Agent and each Tranche D Term Lender, respectively, that each of the conditions precedent set forth in Section 3 of this Third Amendment shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

SECTION 4. Representations and Warranties. In order to induce the Lenders to consent to this Third Amendment and each Tranche D Term Lender to make, or exchange its Original Initial Euro Term Loan and/or a Tranche C Term Loan for, its respective Tranche D Term Loan, the Parent Borrower, with respect to itself and its Restricted Subsidiaries, represents and warrants to each of the Lenders and the Agents that on and as of the Third Amendment Effective Date:

(a) Each of the Loan Parties (i) is duly organized, validly existing and (to the extent applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrowers) to the extent that the failure to be (to the extent applicable) in good standing would not reasonably be expected to have a Material Adverse Effect, (ii) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (iii) is duly qualified as a foreign corporation or limited liability company and (to the extent applicable) in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and (to the extent applicable) in good standing would not be reasonably expected to have a Material Adverse Effect and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(b) Each Loan Party has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform this Third Amendment, the Acknowledgment and Consent delivered by each Guarantor concurrently herewith and any other Loan Documents entered into in connection therewith (the “Tranche D Term Loan Facility Documents”) to which it is a party and, in the case of the Borrowers, to obtain the extensions of the Tranche D Term Loans under the Amended Agreement, and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Tranche D Term Loan Facility Documents to which it is a party and, in the case of each Borrower, to authorize the extensions of the Tranche D Term Loans under the Amended Agreement to it, if any, on the terms and conditions of the Amended Agreement, this Third Amendment and any Notes. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Tranche D Term Loan Facility Documents to which it is a party or, in the case of each Borrower, with the extensions of the Tranche D Term Loans to it, if any, under the Amended Agreement, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Third Amendment has been duly executed and delivered by each Borrower, and each other Tranche D Term Loan Facility Documents to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Third Amendment constitutes a legal, valid and binding obligation of each Borrower, and each other Tranche D Term Loan Facility Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, in each case, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c) The execution, delivery and performance of the Tranche D Term Loan Facility Documents by any of the Loan Parties, the initial extension of the Tranche D Term Loans under the Amended Agreement and the use of the proceeds thereof will not violate any provision of the Organizational Documents of such Loan Party or any of the Restricted Subsidiaries, except (other than with respect to the Borrowers) as would not reasonably be expected to have a Material Adverse Effect.

(d) Each of the representations and warranties made by any Loan Party pursuant to the Amended Agreement or any other Loan Document (or in any amendment, modification or supplement hereto or thereto) to which it is a party, are, except to the extent that they relate to a particular date, true and correct in all material respects on and as of the Third Amendment Effective Date as if made on and as of such date.

(e) No Event of Default exists as of the Third Amendment Effective Date.

(f) As of the Third Amendment Effective Date, after giving effect to the Tranche D Effective Date Transactions, the Parent Borrower has not (i) suspended its payments (cessation de paiements) or (ii) lost its financial creditworthiness (ébranlement du crédit) within the meaning of Article 437 of the Luxembourg Commercial Code.

SECTION 5. Effects on Loan Documents; Acknowledgment.

(a) Except as expressly set forth herein, this Third Amendment shall (i) not by implication or otherwise limit, impair or constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and reaffirmed in all respects and shall continue in full force and effect and nothing herein can or may be construed as a novation thereof. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity, enforceability and perfection of the Liens granted by it pursuant to the Security Documents. This Third Amendment shall constitute a Loan Document for purposes of the Amended Agreement, and from and after the Third Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Third Amendment. Each of the Loan Parties hereby consents to this Third Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Agreement.

(b) Without limiting the foregoing, each of the Loan Parties to the Guarantee and Collateral Agreement and the other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that the Tranche D Term Loans are Loans and the Tranche D Term Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties (including the Tranche D Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Tranche D Term Loans.

(c) Notwithstanding the above, no Loan Party to the German Share Pledge Agreements and the German Intercompany Loan Pledge Agreements makes any representations to the effect that the German Share Pledge Agreements and the German Intercompany Loan Pledge Agreements secure the Tranche D Term Loans or any other amounts owed by any Loan Party in connection with this Third Amendment.

(d) Each of the Loan Parties to the Luxembourg Share Pledge Agreements and the Luxembourg PECs Pledge Agreements hereby confirms that the Liens created thereunder shall continuously secure the Guarantor Obligations (as defined in the Guarantee and Collateral Agreement), notwithstanding the terms of this Third Amendment.

SECTION 6. Lender Consents and Authorization.

(a) Each Tranche D Term Lender (i) represents and warrants that it is legally authorized to enter into this Third Amendment; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Subsections 5.1 and 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes each applicable Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to each such Agent, as applicable, by the terms thereof, together with such powers as are incidental thereto; (v) hereby affirms the acknowledgments and representations of such Tranche D

Term Lender as a Lender contained in Subsection 10.5 of the Amended Agreement; and (vi) agrees that it will be bound by the provisions of the Amended Agreement and will perform in accordance with the terms of the Amended Agreement all the obligations which by the terms of the Amended Agreement are required to be performed by it as a Lender, including its obligations pursuant to Subsection 11.16 of the Amended Agreement, and, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Subsection 4.11(b) of the Amended Agreement.

(b) Each Tranche D Term Lender has delivered or shall deliver herewith to the Borrower Representative and the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Tranche D Term Lender may be required to deliver to the Borrower Representative and the Administrative Agent pursuant to Subsection 4.11 of the Amended Agreement.

(c) For purposes of the Amended Agreement, the initial notice address of such Tranche D Term Lender shall be as set forth in Annex I hereto.

(d) Upon execution, delivery and effectiveness hereof, the Administrative Agent will record the Tranche D Term Loans made by such Tranche D Term Lender in the Register.

(e) None of the Administrative Agent, the Lead Arrangers, any other Agent, or any of their respective affiliates (each of the foregoing, an “Agent-Related Person”), shall be liable to any Existing Euro Term Lender or any other Lender, in each case party to this Amendment, or, in each case, any of their respective affiliates (excluding for the avoidance of doubt Holdings and its Subsidiaries), equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of any Agent-Related Person taking any action in connection with this Amendment or executing a signature page to this Amendment.

SECTION 7. Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for (1) all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, (2) the reasonable and documented fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, as counsel to the Administrative Agent, and (3) the reasonable and documented fees, charges and disbursements of Loyens & Loeff, as special Dutch and Luxembourg counsel to the Administrative Agent.

SECTION 8. Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 9. Governing Law. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 10. Headings. The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

MAUSER HOLDING S.À R.L.

By:	/s/ Theresa Gore
Name: Theresa Gore
Title: Class B Manager

MAUSER US CORPORATE, LLC

By:	Mauser Primary Holding, LLC

By:	Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
Name: Christian Storch
Title: Director

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

MAUSER CORPORATE GMBH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

MAUSER HOLDING NETHERLANDS B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Tranche D Term Lender

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à. r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☐	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

☒	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Stichting Depositary APG Fixed Income Credits Pool	8,844,623.136	3,233,750

Total	8,844,623.136	3,233,750

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Stichting Depositary APG Fixed Income Credits Pool acting in its capacity of depositary of APG Fixed Income Credits Pool, represented by APG Asset Management N.V. as its agent

By:	/s/ T. Slütter
Name:	T. Slütter
Title:	Senior Portfolio Manager

If a second signature is necessary:

By:	/s/ R. E. Fliers
Name:	R. E. Fliers
Title:	Authorized sign

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Euro-Galaxy II CLO BV	4,410,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Euro-Galaxy II CLO BV

BY:	PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à. r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto , the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity , the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion , elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
ALPSTAR CLO 2 P.L.C.	€4,410,000.00

Total	€4,410,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’ s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ALPSTAR CLO 2 P.L.C.

By:	/s/ Bianca Schwarze
Name: Bianca Schwarze Title: Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Alpstar Management Jersey Ltd, Chenavari Investment Managers

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.1.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “ Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Hoftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zelel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
ALPSTAR CLO 1 P.L.C.	€1,470,000.00

Total	€1,470,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ALPSTAR CLO 1 P.L.C

By:	/s/ Derek Lawlor
Name:	Derek Lawlor
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alpstar Management Jersey Ltd, Chenavari Investment Managers

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.1.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Arbour CLO Designated Activity Company By: Oaktree Capital Management (UK) LLP, as Collateral Manager	EUR 3,900,400.00
Arbour CLO II Designated Activity Company By: Oaktree Capital Management (UK) LLP, as Collateral Manager	EUR 2,940,000.00	EUR 248,750.00
Arbour CLO III Designated Activity Company By: Oaktree Capital Management (UK) LLP, as Collateral Manager	EUR 3,954,621.699	EUR 995,000.00

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Oaktree Capital Management (UK) LLP

By:	/s/ Jay Daryanani
Name:	Jay Daryanani
Title:	Senior Vice President

If a second signature is necessary:

By:	/s/ Savan Shah
Name:	Savan Shah
Title:	Senior Vice President

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
ARES EURO CLO I B.V.	1,186,576.768
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ARES EURO CLO I B.V.

BY:	ARES MANAGEMENT LIMITED, ITS MANAGER

By:	/s/ Francois Gauvin
	Name:	Francois Gauvin
	Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsibilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
ARES EUROPEAN CLO III B.V.	5,586,378.564
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ARES EUROPEAN CLO III B.V.
BY: ARES MANAGEMENT LIMITED, ITS MANAGER

By:	/s/ Francois Gauvin
Name:	Francois Gauvin
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro

Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Ares European CLO VI B.V.	4,581,087.363
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Ares European CLO VI B.V.

BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By:	/s/ Francois Gauvin
Name:	Francois Gauvin
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Ares European CLO VII B.V.	5,380,101.003
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro

Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Ares European CLO VII B.V.

BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By:	/s/ Francois Gauvin
Name:	Francois Gauvin
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Aurium CLO I Limited	€3,922,456.11
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Aurium CLO I DAC

By:	/s/ I. KAVANAGH
Name:	I. KAVANAGH
Title:	DIRECTOR

Spire Partners LLP as authorized attorney for and on behalf of Aurium CLO I Limited

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Spine Partners LLP

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Aurium CLO II Designated Activity Company	€3,613,343.93	€2,736,250.00

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Aurium CLO II DAC

By:	/s/ I. Kavanagh
Name:	I.Kavanagh
Title:	Director

Spire Partners LLP as authorized attorney for and on behalf of Aurium CLO II Designated Activity Company

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Spine Partners LLP

[Signature Page to Third Amendment to Mauser First Lien Credit Agreement]

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
AUSTRALIANSUPER	5,390,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
AustralianSuper	0	8,059,500.00
Babson Capital European Senior Loans Limited	24,789,545.44	14,427,500.00
Babson Capital Global Loans Limited	9,269,849.81	2,985,000.00
Babson Euro CLO 2014-1 B.V.	4,018,000.00	1,691,500.00
Babson Euro CLO 2014-2 B.V.	7,350,000.00	895,500.00
Babson Euro CLO 2015-1 B.V.	5,914,509.58	0
Babson Euro CLO 2016-1 B.V.	6,349,037.09	0
Bill & Melinda Gates Foundation Trust	2,695,000.00	0
BAYVK R2-Fonds Segment BAYVK R2-Fonds Babson	731,929.81	0
Dover Credit Limited	1,200,189.87	0
Duchess VI CLO B.V.	0	1,691,500.00
Babson Capital European Loans Strategy 1 Limited	2,469,760.58	0
Babson Capital Credit 3 Limited	0	1,691,500.00
Rockall CLO B.V.	5,047,000.00	2,388,000.00

Total	69,834,822.18	33,830,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Barings (U.K.) Limited

By:	/s/ Robert Faulkner
Name:	Robert Faulkner	Robert Faulkner Managing Director
Title:	Managing Director	Barings (U.K.) Limited

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
BENTHAM WHOLESALE SYNDICATED LOAN FUND	1,718,519.103
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
Name: Louis Farano
Title: Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Black Diamond CLO 2015-1 Designated Activity Company	3,949,622.163
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Black Diamond CLO 2015-1 Designated Activity Company

By:	Black Diamond CLO 2015-1 Adviser, L.L.C.

As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Black Diamond

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Blackrock European CLO I Designated Activity Company	2,952,268.064	4,975,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Blackrock European CLO I Designated Activity Company

By:	BlackRock Investment Management (UK) Limited, its Collateral Manager

By:	/s/ Rob Jacobi
Name:	Rob Jacobi
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative

Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Blue Credit Holding S.à r.l.	EUR 1,979,797.96	EUR 995,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Blue Credit Holding S.à r.l

By:	/s/ Joshua Stone
Name:	Joshua Stone
Title:	Manager

By:	/s/ Stefan Holmér
Name:	Stefan Holmér
Title:	Manager

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
BlueMountain Eur CLO 2016-1 Designated Activity Company		4,925,250.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

BlueMountain Eur CLO 2016-1 Designated Activity Company

By:	/s/ Meghan Fornshell
Name:	Meghan Fornshell
Title:	Operations Analyst

By:
Name:
Title:

Name of Fund Manager (if any): Blue Mountain Capital

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statuteire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
BNP Paribas FCT FPE	1,974,811.10	970,125.00
BNP Paribas FPS FPE	1,964,912.29
BNP Paribas Flexi III Global Senior Corporate Loans Fund	980,000.00	970,125.00
BNP Paribas Global Senior Corporate Loans	4,410,000.00
BNP Paribas Senior Corporate Loans Europe / US	980,000.00	646,750.00
BNP Paribas Flex lll Senior Secured Bank Loan Fund Mogliano	3,920,000.00	646,750.00
BNPP IP EUR CLO 2015-1	3,430,000.00
NEPTUNO CLO I BV	3,920,000.00

Total	21,579,723.39	3,233,750.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option , each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion , elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

[NAME OF INSTITUTION]

BNP Paribas Asset Management

By:	/s/ Dennis Tian
Name:	Dennis Tian
Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Javier Perez Diaz
Name:	Javier Perez Diaz
Title:	Portfolio Manager

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Bosphorus Capital DAC	1,989,847.72

Total	1,989,847.72

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Bosphorus Capital DAC

By:	/s/ Drew Morton
Name:	Drew Morton
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager: Commerzbank AG, London Branch

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société a responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume KrolI, L – 1882Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Exsisting Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Bosphorus CLO I DAC	5,880,000.00

Total	5,880,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Bosphorus CLO I DAC

By:	/s/ Drew Morton
Name: Drew Morton
Title: Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager: Commerzbank AG, London Branch

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees. that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Bosphorus CLO II DAC	6,624,434.33

Total	6,624,434.33

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Bosphorus CLO II DAC

By:	/s/ Drew Morton
Name:	Drew Morton
Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager: Commerzbank AG, London Branch

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the ‘Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
C4ELB II	5,629,286.62
Capital Four Invest Nordic Leveraged Finance Fund	10,780,000.00
Mercer QIF Fund Plc-Mercer Investment Fund 1	6,394,810.13
Capital Four Strategic Lending Fund K/S	3,939,698.49

Total	26,812,019.50

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Eura Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHERE OF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Capital Four AIFM A/S
By:	/s/ Laust Johnsen
Name:	Laust Johnsen
Title:	Partner

If a second signature is necessary:
By:	/s/ Sviatlana S. Rasmussen
Name:	Sviatlana S. Rasmussen
Title:	Senior Operations Officer

Name of Fund Manager and sub-Fund Manager (if any): Capital Four AIFM A/S

MAUSER HOLDING S.À. R.L.

SIGNATURE PAGE MEMORANDUM

Reference is made to the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”) and to the Third Amendment to First Lien Credit Agreement to which the Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

Commitments related to the Tranche D Term Loans described in the Third Amendment should be communicated as follows:

•	CASHLESS ROLLOVER OPTION: If you wish to consent to the Third Amendment and to exchange (on a cashless basis) 100% (no partial amounts of any Tranche will be rolled) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans in an equal principal amount, please check the first box (Cashless Rollover Option) on the Signature Page to the Third Amendment, include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold[1] (allocated by fund name, such that each master account submits one set of signature pages for each Lender that is cashlessly rolling) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. If you wish to remain a Lender but do not select this option, you will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

[1]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

•	CASH SETTLEMENT OPTION: If you wish to consent to the Third Amendment and have 100% (no partial amounts of any Tranche will be assigned) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans prepaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in an equal principal amount, please check the second box (Cash Settlement Option), include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold[2] (allocated by fund name) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. You will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

•	If you do not wish to purchase any Tranche D Term Loans, you do not need to submit the Signature Page to Third Amendment and no action is being requested of you. Your Original Initial Euro Term Loans and/or Tranche C Term Loans will be prepaid in full on the Third Amendment Effective Date. Please note that regardless of whether you elect the Cashless Rollover Option or the Cash Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Rollover Option, elect not to exchange any of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount will be prepaid on the Third Amendment Effective Date and/or (ii) in the case of the Cash Settlement Option, elect not to allocate any Tranche D Term Loans to you or allocate to you less than 100% of your existing hold.

•	Please note that regardless of whether you elect the Cashless Settlement Option or the Assignment Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Settlement Option, elect not to exchange any amount of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount, if any, will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date and/or (ii) in the case of the Assignment Settlement Option, not allocate to you any amount or allocate to you less than 100% of your existing hold.

•	All elections made by the undersigned Existing Euro Term Lender by use of the Signature Page to Third Amendment should be additionally communicated to the Credit Suisse sales force.

EXECUTION, BUSINESS AND LEGAL QUESTIONS

Questions regarding execution can be addressed to admin@lendamend.com or via phone to +1 (646) 453-2847.

Questions of a business nature should be directed to Credit Suisse as following:

European Leveraged Finance

Pawel Kowalski, Director, +44 20 7883 8140, pawel.kowalski@credit-suisse.com

Michael Schulze, Vice President, +44 20 7888 3284, michael.schulze@credit-suisse.com

Pascal Mittelbach, Analyst, +44 20 7883 1180, pascal.mittelbach@credit-suisse.com

[2]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

Corporate Banking

Lingzi Huang, Vice President, +1 212 325 2879, lingzi.huang@credit-suisse.com

Nick Goss, Associate, +1 212 325 8537, nicholas.goss@credit-suisse.com

European Packing Industry

Karl Montfort, Vice President, +44 20 7883 2600, karl.montfort@credit-suisse.com

Questions of a legal nature should be directed to Spencer Pepper of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5098; e-mail: spepper@milbank.com) and Faridat Arogundade of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5004; e-mail: farogundade@milbank.com).

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party there to, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CADOGAN SQUARE CLO I B.V.	1,960,000.03
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CADOGAN SQUARE CLO I B.V.

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CADOGAN SQUARE CLO II B.V.	2,450,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CADOGAN SQUARE CLO II B.V.

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:	/s/ Jakob von Kalckreuth
Name:	Jakob von Kalckreuth
Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CADOGAN SQUARE CLO III B.V.	3,920,000.03
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CADOGAN SQUARE CLO III B.V.

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:	/s/ Jakob von Kalckreuth
Name:	Jakob von Kalckreuth
Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CADOGAN SQUARE CLO IV B.V.	1,960,000.03
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CADOGAN SQUARE CLO IV B.V.

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:	/s/ Jakob von Kalckreuth
Name:	Jakob von Kalckreuth
Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CADOGAN SQUARE CLO V B.V.	4,214,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CADOGAN SQUARE CLO V B.V.

By:	Credit Suisse Asset Management Limited

(in its capacity as Portfolio Manager acting on behalf of the Borrower)

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:	/s/ Jakob von Kalckreuth
Name:	Jakob von Kalckreuth
Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Cadogan Square CLO VI B.V.	2,944,912.289
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Cadogan Square CLO VI B.V.

Credit Suisse Asset Management Limited (in its capacity as Portfolio Manager acting on behalf of the Borrower)

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:	/s/ Jakob von Kalckreuth
Name:	Jakob von Kalckreuth
Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Cadogan Square CLO VII B.V.		2,985,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Cadogan Square CLO VII B.V.

By: Credit Suisse Asset Management Limited

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:	/s/ Jakob von Kalckreuth
Name:	Jakob von Kalckreuth
Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Cairn CLO III B.V.	3,664,950.25	1,990,000.00
Cairn CLO IV B.V.	3,645,152.28	1,990,000.00
Cairn CLO V B.V.		3,980,000.00
Cairn CLO VI B.V.	4,929,847.72

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CAIRN LOAN INVESTMENTS LLP as Investment Manager

By:	/s/ James Starky
Name:	James Starky
Title:	Chief Legal Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Cairn Loan Investments LLP

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Cairn CLO II B.V.	1,715,000.00

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written .

CAIRN CLO II B.V.

By:	/s/ James Starky
Name:	James Starky
Title:	Chief Legal Officer, Cairn Capital Limited as Investment Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Cairn Capital Limited

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CELF Loan Partners III plc	2,900,000 .00
CELF Low Levered Partners plc	2,205,000.00
Highlander Euro CDO II BV	6,615,000.00
Carlyle Global Market Strategies EURO CLO 2013-1 BV	4,410,000.00	547,250.00
Carlyle Global Market Strategies EURO CLO 2013-2 DAC		1,990,000.00
Carlyle Global Market Strategies EURO CLO 2014-1 DAC	4,410,000.00
Carlyle Global Market Strategies EURO CLO 2014-2 DAC	3,420,150.75
Carlyle Global Market Strategies EURO CLO 2014-3 DAC	1,915,391.89	1,990,000 .00
Carlyle Global Market Strategies EURO CLO 2015-1 DAC	3,402,733.74	1,990,000.00
Carlyle Global Market Strategies EURO CLO 2015-2 DAC	3,430,000.00
Carlyle Global Market Strategies EURO CLO 2015-3 DAC	5,917,052.59
Carlyle Global Market Strategies EURO CLO 2016-1 DAC		5,970,000.00

Total	38,625,328.97	12,487,250.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CELF Advisors LLP, for and on behalf of those entities list above

By:	/s/ Louis Reynolds
Name:	Louis Reynolds
Title:	Authorised Signatory

29th September 2016

Name of Fund Manager: CELF Advisors LLP

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CENTAURUS CAPITAL, LP	5,385,087.731
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CENTAURUS CAPITAL, LP

By: Oak Hill Advisors (Europe) LLP

as its Investment Manager

By:	/s/ Richard Munn
Name:	Richard Munn
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
CREDIT SUISSE NOVA (LUX)	2,887,480.808	1,990,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Dryden XXVII Euro CLO 2013 B.V.	4,900,000.00
Dryden 29 Euro CLO 2013 B.V.	1,957,543.886	995,000.00
Dryden 32 Euro CLO 2014 B.V.	2,900,404.04
Dryden 35 Euro CLO 2014 BV	4,419,824.577
Dryden 39 Euro CLO 2015 BV	2,315,077,829	995,000.00
Pramerica Global Loan Opportunities Limited	1,964,912.289
Internationale Kapitalanlagegesellschaft mbH for account of GOTH LOANS		1,990,000.00

Total	18,457,762.621	3,980,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the

Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Dryden XXVII Euro CLO 2013 B.V.

By: PGIM Limited, as Collateral Manager

Dryden 29 Euro CLO 2013 B.V.

By: PGIM Limited, as Collateral Manager

Dryden 32 Euro CLO 2014 B.V.

By: PGIM Limited, as Collateral Manager

Dryden 35 Euro CLO 2014 B.V.

By: PGIM Limited, as Collateral Manager

Dryden 39 Euro CLO 2015 B.V.

By: PGIM Limited, as Collateral Manager

Pramerica Global Loan Opportunities Limited

By: PGIM Limited, formerly known as Pramerica Investment Management Limited, as Sub-Investment Manager

Internationale Kapitalanlagegesellschaft mbH for account of GOTH LOANS

By: PGIM, Inc, as Fund Manager

By: PGIM Limited, as “Subcontractor”

By:	/s/ Brian Giffney
Name:	Brian Giffney
Title:	Principal

Name of Fund Manager (if any): PGIM Limited

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
EQT Fund Management S.à r.l. acting on behalf of EQT Senior Debt FCP-SIF – EQT Northern Europe Loan Fund	EUR 2,695,000.00	EUR 0.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

EQT Fund Management S.à r.l. acting on behalf of EQT Senior Debt FCP-SIF – EQT Northern Europe Loan Fund

By:	/s/ Joshua Stone
Name:	Joshua Stone
Title:	Manager

By:	/s/ Stefan Holmér
Name:	Stefan Holmér
Title:	Manager

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a

CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
EQT Fund Management S.à r.l. acting on behalf of EQT Senior Debt FCP-SIF – EQT SAMI Loan Fund	EUR 7,370,378.23	EUR 3,980,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

EQT Fund Management S.à r.l. acting on behalf of EQT Senior Debt FCP-SIF – EQT SAMI Loan Fund

By:	/s/ Joshua Stone
Name:	Joshua Stone
Title:	Manager

By:	/s/ Stefan Holmér
Name:	Stefan Holmér
Title:	Manager

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Euro Galaxy III CLO B.V	2,940,001.007
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Euro Galaxy III CLO B.V

By:	Pinebridge Investments Europe Limited

As Collateral manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Euro Galaxy IV CLO B.V	3,430,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Euro Galaxy IV CLO B.V

By:	Pinebridge Investments Europe Limited

As Collateral manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Euro Galaxy V CLO B.V	4,900,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Euro Galaxy V CLO B.V

By:	PineBridge Investments Europe Limited

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

By:
Name:
Title:

Name of Fund Manager (if any): PineBridge Investments

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.I.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are all Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
GLG Euro CLO I D.A.C.	4’917’217.667
RMF Euro CDO IV PLC	3’185’000.00
RMF Euro CDO V PLC	4’655’000 .00

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

GLG Euro CLO I D.A.C.
RMF Euro CDO IV PLC
RMF Euro CDO V PLC

By:	/s/ Martin Payne
Name:	Martin Payne
Title:	Authorised Signatory

If a second signature is necessary:

By:	/s/ Mathias Müller
Name:	Mathias Müller
Title:	Authorised Signatory

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24,2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions patties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Grosvenor Place CLO 2015-1 B.V.	0	EUR 1,990,000.00
Total	0	EUR 1,990,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Grosvenor Place CLO 2015-1 B.V.

By:	/s/ Shaun Brick
Name:	Shaun Brick
Title:	Authorised Signatory

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN CLO 2007-I B.V.	3,804,705.898
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

HALCYON STRUCTURED ASSET MANAGEMENT EUROPEAN CLO 2007-I B.V.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.1.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO VII DAC	EUR2,469,600.00

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Harvest CLO VII DAC
Signed by
Harvest CLO VII Designated Activity Company	By: Neil Rickard
Acting by its attorney	Name:
3i Debt Management Investments ltd	Title: Director
Signature:
Name:
Attorney for 3i Debt Management Investments Ltd

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO XI DAC	EUR2,969,350.78

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Harvest CLO XI DAC
Signed by
Harvest CLO XI Designated Activity Company	By: Neil Ricard
Acting by its attorney	Name:
3i Debt Management Investments ltd	Title: Director
Signature:
Name:
Attorney for 31 Debt Management Investments Ltd

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO X DAC	EUR4,414,788.90

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Harvest CLO X DAC
Signed by
Harvest CLO X Designated Activity Company	By: Neil Rickard
Acting by its attorney	Name:
3i Debt Management Investments ltd	Title: Director
Signature:
Name:
Attorney for 3i Debt Management Investments Ltd

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschrdnkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO XII DAC		EUR 1,741,250.00

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Signed by	Harvest CLO XII DAC
Harvest CLO XII Designated Activity Company
Acting by its attorney	By: Neil Rickard
3i Debt Management investments ltd	Name:
Signature:	Title: Director
Name:
Attorney for 3i Debt Management Investments Ltd	If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschafl mit beschriinkter Haflung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on :a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO XV DAC	EUR 1,282,075.76

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Harvest CLO XV DAC
Signed by
Harvest CLO XV Designated Activity Company
Acting by its attorney	By: Neil Rickard
3i Debt Management Investments Ltd
Signature:	Name:
Name:
Attorney for 3i Debt Management Investments Ltd	Title: Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO IX DAC	EUR 4,297,188.90

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Harvest CLO IX DAC
Signed by
Harvest CLO IX Designated Activity Company
Acting by its attorney	By: Neil Rickard
3i Debt Management Investments ltd
Signature:	Name:
Name:
Attorney for 3i Debt Management Investments Ltd	Title: Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO VIII DAC	EUR494,788.90

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. Bychoosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Harvest CLO VIII DAC
Signed by
Harvest CLO VIII Designated Activity Company
Acting by its attorney	By: Neil Rickard
3i Debt Management Investments ltd
Signature:	Name:
Name:
Attorney for 3i Debt Management Investments Ltd	Title: Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement “), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschrädnkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Harvest CLO XIV DAC		EUR 1,741,250.00

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Harvest CLO XIV DAC

Signed by	By: Neil Rickard
Harvest CLO XIV Designated Activity Company
Acting by its attorney	Name:
3i Debt Management Investments Ltd
Signature:	Title: Director
Name:
Attorney for 3i Debt Management Investments Ltd	If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2.000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschrankter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
HSBC BANK PLC	EUR 942,884.86

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

HSBC Bank plc

By:	/s/ Marvin Rose
Name: Marvin Rose
Title: Authorised Signatory

If a second signature is necessary:

By:	/s/ Ryan Lamparter
Name: Ryan Lamparter
Title: Authorised Signatory

Name of Fund Manager (if any):

MAUSER HOLDING S.À. R.L.

SIGNATURE PAGE MEMORANDUM

Reference is made to the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.). a Luxembourg Société á responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L - 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2.000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”) and to the Third Amendment to First Lien Credit Agreement to which the Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschrankter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout. the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

Commitments related to the Tranche D Term Loans described in the Third Amendment should be communicated as follows:

•	CASHLESS ROLLOVER OPTION: If you wish to consent to the Third Amendment and to exchange (on a cashless basis) 100% (no partial amounts of any Tranche will be rolled) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans in an equal principal amount, please check the first box (Cashless Rollover Option) on the Signature Page to the Third Amendment, include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold[1] (allocated by fund name, such that each master account submits one set of signature pages for each Lender that is cashlessly rolling) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. If you wish to remain a Lender but do not select this option, you will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

•	CASH SETTLEMENT OPTION: If you wish to consent to the Third Amendment and have 100% (no partial amounts of any Tranche will be assigned) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans prepaid on the Third

[1]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

Amendment Effective Date and to purchase by assignment Tranche D Term Loans in an equal principal amount, please check the second box (Cash Settlement Option), include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold2 (allocated by fund name) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. You will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

•	If you do not wish to purchase any Tranche D Term Loans, you do not need to submit the Signature Page to Third Amendment and no action is being requested of you. Your Original Initial Euro Term Loans and/or Tranche C Term Loans will be prepaid in full on the Third Amendment Effective Date. Please note that regardless of whether you elect the Cashless Rollover Option or the Cash Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Rollover Option, elect not to exchange any of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount will be prepaid on the Third Amendment Effective Date and/or (ii) in the case of the Cash Settlement Option, elect not to allocate any Tranche D Term Loans to you or allocate to you less than 100% of your existing hold.

•	Please note that regardless of whether you elect the Cashless Settlement Option or the Assignment Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Settlement Option, elect not to exchange any amount of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount, if any, will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date and/or (ii) in the case of the Assignment Settlement Option, not allocate to you any amount or allocate to you less than 100% of your existing hold.

•	All elections made by the undersigned Existing Euro Term Lender by use of the Signature Page to Third Amendment should be additionally communicated to the Credit Suisse sales force.

EXECUTION, BUSINESS AND LEGAL QUESTIONS

Questions regarding execution can be addressed to admin@lendamend.com or via phone to +1 (646) 453-2847.

Questions of a business nature should be directed to Credit Suisse as following:

European Leveraged Finance

Pawel Kowalski, Director, +44 20 7883 8140, pawel.kowalski@credit-suisse.com

Michael Schulze, Vice President, +44 20 7888 3284, michael.schulze@credit-suisse.com

Pascal Mittelbach, Analyst, +44 20 7883 1180, pascal.mittelbach@credit-suisse.com

Corporate Banking

[2]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

Lingzi Huang, Vice President, +1 212 325 2879, lingzi.huang@credit-suisse.com

Nick Goss, Associate, +1 212 325 8537, nicholas.goss@credit-suisse.com

European Packing Industry

Karl Montfort, Vice President, +44 20 7883 2600, karl.montfort@credit-suisse.com

Questions of a legal nature should be directed to Spencer Pepper of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5098; e-mail: spepper@milbank.com) and Faridat Arogundade of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5004; e-mail: farogundade@milbank.com).

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
ING Capital LLC	€7,350,000.00	€—

Total	€7,350,000.00	€—

⬛	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ING Capital LLC

By:	/s/ T. McCaughey
Name:	T. McCaughey
Title:	Managing Director

If a second signature is necessary:

By:	/s/ K. Alexander
Name:	K. Alexander
Title:	Managing Director

Name of Fund Manager (if any):

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
LightPoint Pan-European CLO 2007-1 Plc.	5,390,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

LightPoint Pan-European CLO 2007-1 Plc.

By:	Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Neuberger Berman

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
LightPoint Pan-European CLO 2006 Plc.	3,919,999.99
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

LightPoint Pan-European CLO 2006 Plc.

By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Neuberger Berman

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/kla CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilitè limitèe, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/kla CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
MERCATOR CLO II PLC	€3,920,000.00
MERCATOR CLO III DAC	€3,359,999.56

Total	€7,279,999.56

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

[NAME OF INSTITUTION]
NEW AMSTERDAM CAPITAL MANAGEMENT LTD

By:	/s/ D.J. PROCTER
Name:	D.J. PROCTER
Title:	MANAGING PARTNER

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): NEW AMSTERDAM CAPITAL MANAGEMENT LTD

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Neptuno CLO II B.V.	4,842,352.959
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Neptuno CLO II B.V.

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

By:
Name:
Title:

Name of Fund Manager (if any): Halcyon Asset Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Newhaven CLO, Limited	4,655,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Newhaven CLO, Limited

By:	Sankaty Advisors, Limited, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Newhaven II CLO, Designated Activity Company	5,929,420.148

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Newhaven II CLO, Designated Activity Company

By:	Sankaty Advisors, Limited, as Collateral Manager

By:	/s/ Andrew Viens
Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Oak Hill European Credit Partners II plc	3,919,999.98

Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Oak Hill European Credit Partners II plc

BY:	Oak Hill Advisors (Europe), LLP, as Portfolio Manager

By:	/s/ Douglas Henderson
Name: Douglas Henderson
Title: Authorized person

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Oak Hill European Credit Partners I plc	3,920,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Oak Hill European Credit Partners I plc

BY:	Oak Hill Advisors (Europe), LLP, as Portfolio Manager

By:	/s/ Douglas Henderson
Name:	Douglas Henderson
Title:	Authorized person

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Oak Hill European Credit Partners III Designated Activity Company	5,889,911.50
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Oak Hill European Credit Partners III Designated Activity Company

BY:	Oak Hill Advisors (Europe), LLP, As Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Oak Hill European Credit Partners IV Designated Activity Company	1,960,000.00	1,492,500.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Oak Hill European Credit Partners IV Designated Activity Company

BY:	Oak Hill Advisors (Europe), LLP As Portfolio Manager

By:	/s/ Glenn August
Name:	Glenn August
Title:	Authorized Signatory
By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

Check ONLY ONE of the two boxes below

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
OZLME, B.V.		EUR 1,995,000.00 (as of 30 September 2016 reduced to EUR 1,990,000.00 subsequent to repayment)

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

OZLME, B.V.

By:	Och-Ziff Europe Loan Management Limited, its Collateral Manager

By:	/s/ Joel Frank
Name:	Joel Frank
Title:	Director

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
QUEEN STREET CLO I B.V.	5,497,304.813
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

QUEEN STREET CLO I B.V.

BY:	ARES MANAGEMENT LIMITED, ITS INVESTMENT MANAGER

By:	/s/ Francois Gauvin
Name:	Francois Gauvin
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or

Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
QUEEN STREET CLO II B.V.	2,748,652.422
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

QUEEN STREET CLO II B.V.

BY:	ARES MANAGEMENT LIMITED, ITS INVESTMENT MANAGER

By:	/s/ Francois Gauvin
Name:	Francois Gauvin
Title:	Authorized Signatory

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Rye Harbour CLO, Limited	4,655,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Rye Harbour CLO, Limited

By:	Sankaty Advisors, Limited, as Collateral Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Executive Vice President

By:
Name:
Title:

Name of Fund Manager (if any): Bain Capital Credit, LP

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Toro European CLO 1 Limited	€3,905,187.85

Total	€3,905,187.85

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

Toro European CLO 1 Limited

By:	/s/ Mick Vasilache
Name:	Mick Vasilache
Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Chenavari Credit Partners LLP

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à. r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
Universal Credit S.A. acting in respect of its compartment European Loans	1,462,594.45	1,990,000.00

Total	1,462,594.45	1,990,000.00

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ECM Asset Management Limited

By:	/s/ Ross Pamphilon
Name:	Ross Pamphilon
Title:	CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): for ECM Asset Management Limited

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☒	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
VER CAPITAL CREDIT PARTNERS IV SA SICAV-SIF	4,439,616.09

Total	4,439,616.09

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

VER CAPITAL CREDIT PARTNERS IV SA SICAV-SIF

By:	/s/ Andrea Pescatori
Name:	Andrea Pescatori
Title:	CEO of Ver Capital SGRpA (on behalf of Ver Capital Credit Partners IV SA Sicav SIF)

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

MAUSER HOLDING S.À. R. L.

SIGNATURE PAGE MEMORANDUM

Reference is made to the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”). Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”) and to the Third Amendment to First Lien Credit Agreement to which the Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

Commitments related to the Tranche D Term Loans described in the Third Amendment should be communicated as follows:

•	CASHLESS ROLLOVER OPTION: If you wish to consent to the Third Amendment and to exchange (on a cashless basis) 100% (no partial amounts of any Tranche will be rolled) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans in an equal principal amount, please check the first box (Cashless Rollover Option) on the Signature Page to the Third Amendment, include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold[1] (allocated by fund name, such that each master account submits one set of signature pages for each Lender that is cashlessly rolling) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. If you wish to remain a Lender but do not select this option, you will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

[1]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

•	CASH SETTLEMENT OPTION: If you wish to consent to the Third Amendment and have 100% (no partial amounts of any Tranche will be assigned) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans prepaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in an equal principal amount, please check the second box (Cash Settlement Option), include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold[2] (allocated by fund name) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. You will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

•	If you do not wish to purchase any Tranche D Term Loans, you do not need to submit the Signature Page to Third Amendment and no action is being requested of you. Your Original Initial Euro Term Loans and/or Tranche C Term Loans will be prepaid in full on the Third Amendment Effective Date. Please note that regardless of whether you elect the Cashless Rollover Option or the Cash Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Rollover Option, elect not to exchange any of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount will be prepaid on the Third Amendment Effective Date and/or (ii) in the case of the Cash Settlement Option, elect not to allocate any Tranche D Term Loans to you or allocate to you less than 100% of your existing hold.

•	Please note that regardless of whether you elect the Cashless Settlement Option or the Assignment Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Settlement Option, elect not to exchange any amount of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount, if any, will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date and/or (ii) in the case of the Assignment Settlement Option, not allocate to you any amount or allocate to you less than 100% of your existing hold.

•	All elections made by the undersigned Existing Euro Term Lender by use of the Signature Page to Third Amendment should be additionally communicated to the Credit Suisse sales force.

EXECUTION, BUSINESS AND LEGAL QUESTIONS

Questions regarding execution can be addressed to admin@lendamend.com or via phone to +1 (646) 453-2847.

Questions of a business nature should be directed to Credit Suisse as following:

European Leveraged Finance

Pawel Kowalski, Director, +44 20 7883 8140, pawel.kowalski@credit-suisse.com

Michael Schulze, Vice President, +44 20 7888 3284, michael.schulze@credit-suisse.com

Pascal Mittelbach, Analyst, +44 20 7883 1180, pascal.mittelbach@credit-suisse.com

[2]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

Corporate Banking

Lingzi Huang, Vice President, +1 212 325 2879, lingzi.huang@credit-suisse.com

Nick Goss, Associate, +1 212 325 8537, nicholas.goss@credit-suisse.com

European Packing Industry

Karl Montfort, Vice President, +44 20 7883 2600, karl.montfort@credit-suisse.com

Questions of a legal nature should be directed to Spencer Pepper of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5098; e-mail: spepper@milbank.com) and Faridat Arogundade of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5004; e-mail: farogundade@milbank.com).

Signature Page to Third Amendment

The undersigned, a Lender holding Original Initial Euro Term Loans and/or Tranche C Term Loans (“you”), hereby consents to the Third Amendment to First Lien Credit Agreement to which this Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”), and which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

If you are an Existing Euro Term Lender, you, if and only if you indicate below, hereby irrevocably and unconditionally approve of, and consent to, the Third Amendment, hereby agrees that all parties to the Third Amendment are express third party beneficiaries of this Signature Page to Third Amendment and hereby further agree as follows:

[Check ONLY ONE of the two boxes below]

☑	CASHLESS ROLLOVER OPTION

Each undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and the exchange (on a cashless basis) of 100% of the outstanding principal amount of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Lender for a Tranche D Term Loan in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to exchange any amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans or to exchange (on a cashless basis) less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans, in which case the difference between the current principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans and the allocated principal amount of Tranche D Term Loans will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans
XELO II PUBLIC LIMITED COMPANY	3,920,000.00
Total

☐	CASH SETTLEMENT OPTION

The undersigned Existing Euro Term Lender hereby irrevocably and unconditionally approves of, and consents to, the Third Amendment and having 100% of the outstanding principal amount (or such lesser amount allocated to such Lender by the Administrative Agent) of the Original Initial Euro Term Loans and/or Tranche C Term Loans held by such Existing Euro Term Lender repaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in a like principal amount. By choosing this option, each undersigned Lender hereby acknowledges and agrees that the Administrative Agent may, in its sole discretion, elect not to allocate to such Lender or to allocate less than 100% of the principal amount of such Lender’s Original Initial Euro Term Loans and/or Tranche C Term Loans in Tranche D Term Loans.

Lender	Original Initial Euro Term Loans	Tranche C Term Loans

Total

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

XELO II PUBLIC LIMITED COMPANY

By:	/s/ Daragh Murphy
Name:	Daragh Murphy
Title:	Director

By:	/s/ Jakob von Kalckreuth
Name:	Jakob von Kalckreuth
Title:	Director

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

Acknowledgment and Consent

Each of the undersigned Guarantors acknowledges and consents to each of the foregoing provisions of this Third Amendment and the incurrence of Tranche D Term Loans hereunder. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Third Amendment shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement, the Guarantee Agreement and the other Security Documents, as applicable, to which it is a party in accordance with the terms and provisions thereof.

GUARANTORS:

CD&R MILLENNIUM HOLDCO 5 S.À R.L.
Société à responsabilité limitée Registered office: 5, rue Guillaume Kroll, L-1882 Luxembourg R.C.S. Luxembourg: B 186914 Share capital: EUR 2,000,000

By:	/s/ Theresa Gore
	Name:	Theresa Gore
	Title:	Class B Manager

MAUSER PRIMARY HOLDING, LLC

By: Mauser US Intermediate Holding, B.V.

By:	/s/ Christian Storch
	Name:	Christian Storch
	Title:	Director

By:	/s/ Ernest van den Boogerd
	Name:	Ernest van den Boogerd
	Title:	Director

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER US INTERMEDIATE HOLDING, B.V.

By:	/s/ Christian Storch
Name: Christian Storch
Title: Director

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

AMERICAN CONTAINER NET, LLC

By:	/s/ Michael Chorpash
Name: Michael Chorpash
Title: Director

MAUSER USA, LLC

By:	/s/ Glenn Frommer
Name: Glenn Frommer
Title: Director

NATIONAL CONTAINER GROUP, LLC

By:	/s/ Michael Chorpash
Name: Michael Chorpash
Title: Director

[Signature Page to First Lien Acknowledgment and Consent]

BERENFIELD CONTAINERS, INC.

By:	/s/ Elizabeth G. Miller
Name: Elizabeth G. Miller
Title: Vice-President/Finance, Treasurer and Secretary

BERENFIELD CONTAINERS (SE), LTD.

By:	/s/ Elizabeth G. Miller
Name: Elizabeth G. Miller
Title: Vice-President/Finance, Treasurer and Secretary

BERENFIELD CONTAINERS (SW), LTD.

By:	/s/ Elizabeth G. Miller
Name: Elizabeth G. Miller
Title: Vice-President/Finance, Treasurer and Secretary

NCG PRIME PACK, LLC

By:	/s/ Michael Chorpash
Name: Michael Chorpash
Title: President

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER INTERMEDIATE HOLDING GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

MAUSER INDUSTRIEBETEILIGUNGEN GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER INDUSTRIEVERPACKUNGEN GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER BETEILIGUNGS-GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER-WERKE GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER HOLDING INTERNATIONAL GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER MASCHINENTECHNIK GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER INTERNATIONAL PACKAGING INSTITUTE GmbH

By:	/s/ Dr. Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director (Geschäftsführer)

NCG EUROPE GmbH

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

[Signature Page to First Lien Acknowledgment and Consent]

NCG BUCHTENKIRCHEN GmbH

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

DRUMNET GmbH

By:	/s/ Dr. Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director (Geschäftsführer)

MILWAUKEE FINANCE GmbH

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director (Geschäftsführer)

By:	/s/ Dr. Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy Holder (Prokurist)

MAUSER HOLDING PARTICIPATION B.V.

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

[Signature Page to First Lien Acknowledgment and Consent]

MAUSER BENELUX B.V.

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

[Signature Page to First Lien Acknowledgment and Consent]

Annex I

Schedule A-3

Tranche D Term Loan Commitments and Addresses

(On file with the Administrative Agent)

New Tranche D Term Loan Commitments

Commitment	Allocation	%
Credit Suisse AG	€13,483,410.75	2.5%

MAUSER HOLDING S.À. R.L.

SIGNATURE PAGE MEMORANDUM

Reference is made to the First Lien Credit Agreement, dated as of July 31, 2014 (as amended by the First Amendment, dated as of June 24, 2015, and the Second Amendment, dated as of March 31, 2016, and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing First Lien Credit Agreement”), among Mauser Holding S.à. r.L. (f/k/a CD&R Millennium Holdco 6 S.à r.l.), a Luxembourg Société à responsabilité limitée, having as of the date hereof its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the date hereof a share capital of €2,000,000 (the “Parent Borrower” or the “Borrower Representative”), Mauser US Corporate, LLC (f/k/a CD&R Millennium US Acquico LLC), a Delaware limited liability company, the other Subsidiary Borrowers from time to time party thereto, the several banks and other financial institutions from time to time party thereto, and Credit Suisse AG, as the administrative agent (in such capacity, the “Administrative Agent”) and as the collateral agent (in such capacity, the “Collateral Agent”) and to the Third Amendment to First Lien Credit Agreement to which the Signature Page to Third Amendment is attached and which will amend the First Lien Credit Agreement, which is proposed to be dated on or around October 3, 2016 and to be entered into among the Parent Borrower, the US Borrower, Mauser Corporate GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung), Mauser Holding Netherlands B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Oosterhout, the Netherlands, registered with the Dutch trade register under number 24329947, the several banks and financial institutions parties thereto as Lenders and the Administrative Agent (the “Third Amendment”). Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Third Amendment or the Existing First Lien Credit Agreement, as applicable.

Commitments related to the Tranche D Term Loans described in the Third Amendment should be communicated as follows:

•	CASHLESS ROLLOVER OPTION: If you wish to consent to the Third Amendment and to exchange (on a cashless basis) 100% (no partial amounts of any Tranche will be rolled) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans for Tranche D Term Loans in an equal principal amount, please check the first box (Cashless Rollover Option) on the Signature Page to the Third Amendment, include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold[1] (allocated by fund name, such that each master account submits one set of signature pages for each Lender that is cashlessly rolling) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. If you wish to remain a Lender but do not select this option, you will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

[1]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

•	CASH SETTLEMENT OPTION: If you wish to consent to the Third Amendment and have 100% (no partial amounts of any Tranche will be assigned) of the outstanding principal amount of your Original Initial Euro Term Loans and/or Tranche C Term Loans prepaid on the Third Amendment Effective Date and to purchase by assignment Tranche D Term Loans in an equal principal amount, please check the second box (Cash Settlement Option), include the full amount of your existing Original Initial Euro Term Loans and/or Tranche C Term Loans hold[2] (allocated by fund name) and execute and deliver the Signature Page to Third Amendment by electronic mail to MauserSept16@lendamend.com, or online via LendAmend (www.LendAmend.com), no later than 5:00 p.m. (London time) on September 29, 2016. You will be requested to execute an Assignment and Acceptance with respect to your Tranche D Term Loans shortly after the Third Amendment Effective Date.

•	If you do not wish to purchase any Tranche D Term Loans, you do not need to submit the Signature Page to Third Amendment and no action is being requested of you. Your Original Initial Euro Term Loans and/or Tranche C Term Loans will be prepaid in full on the Third Amendment Effective Date. Please note that regardless of whether you elect the Cashless Rollover Option or the Cash Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Rollover Option, elect not to exchange any of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount will be prepaid on the Third Amendment Effective Date and/or (ii) in the case of the Cash Settlement Option, elect not to allocate any Tranche D Term Loans to you or allocate to you less than 100% of your existing hold.

•	Please note that regardless of whether you elect the Cashless Settlement Option or the Assignment Settlement Option, the Administrative Agent may in its sole discretion (i) in the case of the Cashless Settlement Option, elect not to exchange any amount of your existing hold or to exchange (on a cashless basis) less than 100% of your existing hold, in which case the difference between the current amount and the allocated amount, if any, will be prepaid on, and subject to the occurrence of, the Third Amendment Effective Date and/or (ii) in the case of the Assignment Settlement Option, not allocate to you any amount or allocate to you less than 100% of your existing hold.

•	All elections made by the undersigned Existing Euro Term Lender by use of the Signature Page to Third Amendment should be additionally communicated to the Credit Suisse sales force.

EXECUTION, BUSINESS AND LEGAL QUESTIONS

Questions regarding execution can be addressed to admin@lendamend.com or via phone to +1 (646) 453-2847.

[2]	PLEASE SET FORTH YOUR HOLD AMOUNT(S) PRO FORMA FOR THE AMORTIZATION PAYMENT DUE AND PAYABLE ON SEPTEMBER 30, 2016.

Questions of a business nature should be directed to Credit Suisse as following:

European Leveraged Finance

Pawel Kowalski, Director, +44 20 7883 8140, pawel.kowalski@credit-suisse.com

Michael Schulze, Vice President, +44 20 7888 3284, michael.schulze@credit-suisse.com

Pascal Mittelbach, Analyst, +44 20 7883 1180, pascal.mittelbach@credit-suisse.com

Corporate Banking

Lingzi Huang, Vice President, +1 212 325 2879, lingzi.huang@credit-suisse.com

Nick Goss, Associate, +1 212 325 8537, nicholas.goss@credit-suisse.com

European Packing Industry

Karl Montfort, Vice President, +44 20 7883 2600, karl.montfort@credit-suisse.com

Questions of a legal nature should be directed to Spencer Pepper of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5098; e-mail: spepper@milbank.com) and Faridat Arogundade of Milbank, Tweed, Hadley & McCloy, LLP (phone: +1 212-530-5004; e-mail: farogundade@milbank.com).